SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

Lattice Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-10690 (COMMISSION FILE NO.)	22-2011859 (IRS EMPLOYER IDENTIFICATION NO.)

7150 N. Park Drive, Suite 500
Pennsauken, NJ 08109
(Address of principal executive offices)

EXPLANATORY NOTE: On September 25, 2006, Lattice Incorporated, formerly known as Science Dynamics filed a current report on Form 8-K to report that it had entered into a stock purchase agreement with Ricciardi Technologies, Inc. ("RTI"). This Form 8-K/A is being filed to provide the required financial statements of RTI and the pro forma financial information of Lattice Incorporated and its subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

Ricciardi Technologies Inc. - Audited Financial Statements for the years ended March 31, 2006 and 2005 and Notes to the Financial Statements, are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein by reference.

(b) Pro Forma Financial information

Science Dynamics Corp. and Subsidiaries Unaudited combined Pro Forma unaudited combined Pro Forma Statement of Operations for the year ended December 31, 2005; and the nine months ended September 30, 2006 are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety herein by reference.

(c) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Audited Financial Statements of Ricciardi Technologies, Inc. for the years ended March 31, 2006 and 2007

99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE INCORPORATED

BY:/s/ Paul Burgess
 CEO/President

DATED: June 13, 2007